UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 17, 2002

Second Bancorp Incorporated
 (Exact name of registrant as specified in its charter)

Ohio	0-15624	34-1547453

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Main Avenue S.W., Warren, Ohio		44482-1311

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 330-841-0123

Item 5. Other Events

     On October 17, 2002, the Company issued the following press release:

SECOND BANCORP
REPORTS STRONG THIRD QUARTER

Warren, Ohio, October 17, 2002—SECOND BANCORP INCORPORATED (Nasdaq “SECD”, “SECDP”) reported consolidated net income for third quarter 2002 of $5,536,000, a 25.8% increase over the $4,401,000 reported for the same period last year. Year-to-date earnings were $14.57 million, 14.3% above the $12.75 million reported for last year’s first nine months. On a per share basis, diluted earnings for the just completed quarter were $.55 or 27.9% above the $.43 reported for the year-ago quarter. Earnings per share for the first three quarters of the year reached $1.45, a 15.1% improvement over the $1.26 reported for the same period last year.

The Company’s key ratios for the quarter and for the first nine months of 2002 were similarly improved over the same periods last year. Returns on average assets (ROA) for the quarter and year-to-date were 1.25% and 1.14% respectively compared to 1.11% and 1.09% a year ago. Returns on average equity (ROE) were similarly improved at 16.22% for the quarter and 14.59% year-to-date compared to 13.87% and 13.97% respectively last year. The Company’s efficiency ratio for the quarter was 56.94% and 58.59% for the first nine months of the year compared to the 57.89% and 58.20% reported for the respective year-ago periods. Second Bancorp’s net interest margin for the quarter was unchanged from last year at 3.49% but reached 3.63% year-to-date, 16 basis points stronger than last year.

Non-interest income for the reporting period (including $832,000 in security gains) was $7.16 million, 59% above the $4.49 million reported last year. Leading that strong performance was $2.42 million in gains on sale of loans reflecting secondary market activity generated by our mortgage lending business, $1.03 million more than for that category last year. Non-interest income was similarly improved for the year’s first three quarters reaching $16.18 million compared to $13.68 for the same period last year.

Financial Highlights Quarterly Data
Financial Highlights Year-to-Date Data
Consolidated Statements of Income Quarterly Data
Consolidated Statements of Income Year-to-Date Data
Consolidated Balance Sheets
Consolidated Average Balance Sheets For the Quarter Ended
Consolidated Average Balance Sheets For the Year-to-date period ended
SIGNATURES

Non-interest expenses for the quarter (including $124,000 in costs associated with the Company’s September acquisition of Stouffer-Herzog Insurance Agency) were $11.84 million, up from $10.08 million a year ago. The year-over-year increase was led by salaries and benefits which grew $1.18 million primarily reflecting additions to staff associated with acquisition activity and growth in our mortgage banking line of business.

Credit quality continued to soften during the quarter reflecting developments with respect to two related commercial loans and, to a lesser extent, general sluggishness in the local and national economies. Second Bancorp’s quarter-end “non-accrual” and “90-days past due but accruing” loans were $12.76 million and $7.00 million respectively compared to $4.27 and $4.69 for the same period last year. Net loan charge-offs for the quarter were $.94 million, slightly better that the $1.17 million in charges taken during third quarter 2001. The Company’s loan loss reserve at the end of the quarter was 1.51% of period-end loans, 6 basis points stronger than a year ago while non-performing loans as a percentage of total loans reached 1.73%. Second National Bank Senior Vice President and Chief Lending Officer John L. Falatok stated “The significant increase in non-accruing loans at the end of the quarter primarily reflects developments with the two related commercial loans. Ongoing analysis of those under-performing credits which have aggregate balances of $7.3 million indicates that collateral securing them is partially impaired and may affect our ability to fully collect all of the outstanding loan balances. The third quarter allocation to the Company’s loan loss reserve reflects our assessment of the current condition of those loans.”

In an unrelated matter, Second National Bank’s Board of Directors has approved formal plans to reorganize the Bank’s branch delivery system. Senior Vice President Darrel E. Mast indicated “Based upon extensive analysis focused on the growth and profitability characteristics of our broader markets, the Bank has begun the process of justifying and reallocating its retail banking resources. The plan, which will be implemented through the end of 2003 and beyond, involves among other things the consolidation of certain offices and the establishment of new retail banking centers in high growth markets. Our goals are to assure the more efficient delivery of products and services to our retail customer base and to optimize the use of our financial and human resources as we grow the institution internally. Costs associated with execution of the plan currently estimated to be $2 million will be recognized for earnings purposes during the fourth quarter. The plan does not anticipate reallocation or consolidation activity with respect to any of the Bank’s retail banking centers located in its headquarter Trumbull County.”

The Company also reported that its Board of Directors declared an eighteen cent ($.18) per share common dividend payable October 31, 2002 to shareholders of record on October 15. That dividend is unchanged from the second quarter of the year and is 5.9% higher than the dividend paid for the third quarter last year.

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Second Bancorp is a $1.8 billion financial holding company providing a full range of commercial and consumer banking, wealth management, insurance and investment products and services to communities in a nine county area of Northeastern and East-Central Ohio through subsidiaries Second National Bank and Stouffer-Herzog Insurance Agency, Inc.

Additional information about Second Bancorp and information about products and services offered by Second National Bank can be found on the Web at www.secondnationalbank.com.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary, at 330.841.0234 (phone), 330.841.0489 (fax), or cstanitz@secondnationalbank.com.

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Quarterly Data
(Dollars in thousands, except per share data)

	Sept. 2002	June 2002	March 2002	Dec. 2001	Sept. 2001

Earnings:

Net interest income	$13,954	$14,403	$14,157	$13,503	$12,473

Provision for loan losses	1,573	1,303	933	1,627	988

Non-interest income	6,329	4,053	5,157	5,845	4,420

Security (losses) gains	832	0	(173)	2	123

Trading account (losses) gains	0	0	(20)	0	(52)

Non-interest expense	11,841	11,283	11,797	12,001	10,082

Federal income taxes	2,165	1,517	1,708	1,388	1,493

Income before accounting change	5,536	4,353	4,683	4,334	4,401

Cumulative effect of accounting change, net of tax	0	0	0	0	0

Net income	$5,536	$4,353	$4,683	$4,334	$4,401

Per share:

Basic earnings before accounting change	n/a	n/a	n/a	n/a	n/a

Basic earnings	0.56	0.44	0.47	0.43	0.43

Diluted earnings before accounting change	n/a	n/a	n/a	n/a	n/a

Diluted earnings	0.55	0.43	0.47	0.43	0.43

Common dividends	0.18	0.18	0.18	0.17	0.17

Book value	14.14	13.71	12.96	12.90	13.04

Tangible book value	11.99	11.85	11.11	11.10	12.90

Market value	26.73	27.30	24.25	21.61	20.50

Weighted average shares outstanding:

Basic	9,876,844	9,958,928	9,944,671	9,988,137	10,033,365

Diluted	9,993,241	10,087,003	10,054,758	10,075,690	10,117,705

Period end balance sheet:

Assets	$1,825,235	$1,719,744	$1,684,848	$1,680,356	$1,609,019

Securities	535,174	448,736	411,897	417,496	407,004

Total loans	1,153,581	1,092,398	1,114,314	1,121,892	1,060,778

Reserve for loan losses	17,443	16,810	16,884	16,695	15,429

Deposits	1,181,281	1,146,451	1,131,199	1,123,131	1,057,291

Total shareholders’ equity	139,682	136,293	128,853	128,299	130,766

Tier I capital	139,983	141,011	139,474	137,395	149,171

Tier I ratio	10.7%	11.9%	11.3%	11.3%	13.1%

Total capital	156,401	155,799	154,854	152,550	163,385

Total capital ratio	11.9%	13.2%	12.6%	12.6%	14.4%

Total risk-adjusted assets	1,312,414	1,181,029	1,228,918	1,210,858	1,135,902

Tier I leverage ratio	8.4%	8.4%	8.3%	8.2%	9.4%

Average balance sheet:

Assets	$1,770,928	$1,727,642	$1,691,123	$1,685,148	$1,582,934

Earning assets	1,657,438	1,618,286	1,581,704	1,574,906	1,494,932

Loans	1,108,133	1,097,302	1,109,990	1,100,573	1,064,655

Deposits	1,173,188	1,153,065	1,129,829	1,109,855	1,061,537

Shareholders’ equity	136,494	132,734	130,152	131,262	126,950

Key ratios: (%) (1)

Return on average assets (ROA)	1.25	1.01	1.11	1.08	1.11

Return on average shareholders’ equity (ROE)	16.22	13.12	14.39	13.81	13.87

Net interest margin	3.49	3.69	3.72	3.57	3.49

Net overhead	1.33	1.79	1.68	1.49	1.53

Efficiency ratio	56.94	59.49	59.46	58.74	57.89

Credit quality:

Non-accrual loans	$12,756	$6,287	$5,313	$5,004	$4,273

Restructured loans	259	197	0	258	358

90 day past due and accruing	6,995	6,011	6,257	5,304	4,693

Non-performing loans	20,010	12,495	11,570	10,566	9,324

Other real estate owned	1,593	1,644	1,423	1,399	1,322

Non-performing assets	$21,603	$14,139	$12,993	$11,965	$10,646

Charge-offs	$1,116	$1,625	$1,285	$2,458	$1,343

Recoveries	176	248	541	219	175

Net charge-offs	$940	$1,377	$744	$2,239	$1,168

Reserve for loan losses as a percent of period-end loans (%)	1.51	1.54	1.52	1.49	1.45

Net charge-offs (annualized) as a percent of average loans (%)	0.34	0.50	0.27	0.81	0.44

Non-performing loans as a percent of loans	1.73	1.14	1.04	0.94	0.88

Non-performing assets as a percent of assets	1.18	0.82	0.77	0.71	0.66

(1)	Based on income before accounting change and excludes merger costs.

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Year-to-Date Data
(Dollars in thousands, except per share data)

	Sept. 2002	June 2002	March 2002	Dec. 2001	Sept. 2001

Earnings:

Net interest income	$42,514	$28,560	$14,157	$50,190	$36,687

Provision for loan losses	3,809	2,236	933	4,718	3,091

Non-interest income	15,539	9,210	5,157	18,867	13,022

Security gains (losses)	659	(173)	(173)	642	640

Trading account gains (losses)	(20)	(20)	(20)	19	19

Non-interest expense	34,921	23,080	11,797	41,939	29,938

Federal income taxes	5,390	3,225	1,708	5,880	4,492

Income before accounting change	14,572	9,036	4,683	17,181	12,847

Cumulative effect of accounting change, net of tax	0	0	0	(101)	(101)

Net income	$14,572	$9,036	$4,683	$17,080	$12,746

Per share:

Basic earnings before accounting change	n/a	n/a	n/a	$1.72	$1.28

Basic earnings	1.47	0.91	0.47	1.70	1.27

Diluted earnings before accounting change	n/a	n/a	n/a	1.71	1.27

Diluted earnings	1.45	0.90	0.47	1.69	1.26

Common dividends	0.54	0.36	0.18	0.68	0.51

Book value	14.14	13.71	12.96	12.90	13.04

Tangible book value	11.99	11.85	11.11	11.10	12.90

Market value	26.73	27.30	24.25	21.61	20.50

Weighted average shares outstanding:

Basic	9,929,276	9,948,346	9,944,671	10,013,068	10,021,471

Diluted	10,051,077	10,071,366	10,054,758	10,080,005	10,087,935

Period end balance sheet:

Assets	$1,825,235	$1,719,744	$1,684,848	$1,680,356	$1,609,019

Securities	535,174	448,736	411,897	417,496	407,004

Total loans	1,153,581	1,092,398	1,114,314	1,121,892	1,060,778

Reserve for loan losses	17,443	16,810	16,884	16,695	15,429

Deposits	1,181,281	1,146,451	1,131,199	1,123,131	1,057,291

Total shareholders’ equity	139,682	136,293	128,853	128,299	130,766

Tier I capital	139,983	141,011	139,474	137,395	149,171

Tier I ratio	10.7%	11.9%	11.3%	11.3%	13.1%

Total capital	156,401	155,799	154,854	152,550	163,385

Total capital ratio	11.9%	13.2%	12.6%	12.6%	14.4%

Total risk-adjusted assets	1,312,414	1,181,029	1,228,918	1,210,858	1,135,902

Tier I leverage ratio	8.4%	8.4%	8.3%	8.2%	9.4%

Average balance sheet:

Assets	$1,730,190	$1,709,483	$1,691,123	$1,595,968	$1,565,914

Earning assets	1,619,420	1,600,096	1,581,704	1,502,164	1,477,650

Loans	1,105,135	1,103,611	1,109,990	1,078,196	1,070,655

Deposits	1,152,186	1,141,511	1,129,829	1,070,439	1,057,156

Shareholders’ equity	133,150	131,450	130,152	124,773	122,586

Key ratios: (%) (1)

Return on average assets (ROA)	1.14	1.06	1.11	1.09	1.09

Return on average shareholders’ equity (ROE)	14.59	13.75	14.39	13.93	13.97

Net interest margin	3.63	3.70	3.72	3.49	3.47

Net overhead	1.60	1.74	1.68	1.51	1.52

Efficiency ratio	58.59	59.47	59.46	58.35	58.20

Credit quality:

Non-accrual loans	$12,756	$6,287	$5,313	$5,004	$4,273

Restructured loans	259	197	0	258	358

90 day past due and accruing	6,995	6,011	6,257	5,304	4,693

Non-performing loans	20,010	12,495	11,570	10,566	9,324

Other real estate owned	1,593	1,644	1,423	1,399	1,322

Non-performing assets	$21,603	$14,139	$12,993	$11,965	$10,646

Charge-offs	$4,026	$2,910	$1,285	$6,471	$4,013

Recoveries	965	789	541	1,353	1,134

Net charge-offs	$3,061	$2,121	$744	$5,118	$2,879

Reserve for loan losses as a percent of period-end loans (%)	1.51	1.54	1.52	1.49	1.45

Net charge-offs (annualized) as a percent of average loans (%)	0.37	0.38	0.27	0.47	0.36

Non-performing loans as a percent of loans	1.73	1.14	1.04	0.94	0.88

Non-performing assets as a percent of assets	1.18	0.82	0.77	0.71	0.66

(1)	Based on income before accounting change and excludes merger costs.

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Quarterly Data
(Dollars in thousands, except per share data)

	Sept. 2002	June 2002	March 2002	Dec. 2001	Sept. 2001

INTEREST INCOME

Loans (including fees):

Taxable	$19,598	$19,965	$20,471	$20,764	$21,015

Exempt from federal income taxes	227	233	243	257	268

Securities:

Taxable	5,963	5,797	5,322	5,716	5,471

Exempt from federal income taxes	722	715	774	789	800

Federal funds sold and other temp. investments	324	394	213	268	326

Total interest income	26,834	27,104	27,023	27,794	27,880

INTEREST EXPENSE

Deposits	7,526	7,429	7,674	8,882	10,467

Federal funds purchased and securities sold under agreements to repurchase	597	636	566	727	937

Note Payable	10	0	0	0	13

Other borrowed funds	10	2	16	15	23

Federal Home Loan Bank advances	4,003	3,901	3,877	3,939	3,946

Corporation-obligated manditorily redeemable capital securities of subsidiary trust	734	733	733	728	21

Total interest expense	12,880	12,701	12,866	14,291	15,407

Net interest income	13,954	14,403	14,157	13,503	12,473

Provision for loan losses	1,573	1,303	933	1,627	988

Net interest income after provision for loan losses	12,381	13,100	13,224	11,876	11,485

NON-INTEREST INCOME

Service charges on deposit accounts	1,505	1,411	1,320	1,424	1,344

Trust fees	596	696	786	604	761

Gain on sale of loans	2,421	1,709	1,544	2,531	1,394

Trading account (losses) gains	0	0	(20)	0	(52)

Security (losses) gains	832	0	(173)	2	123

Other operating income	1,807	237	1,507	1,286	921

Total non-interest income	7,161	4,053	4,964	5,847	4,491

NON-INTEREST EXPENSE

Salaries and employee benefits	6,494	6,325	6,309	5,941	5,313

Net occupancy	1,119	1,125	1,137	1,084	1,001

Equipment	931	1,023	1,202	883	1,038

Professional services	563	443	485	716	320

Assessment on deposits and other taxes	384	330	329	321	415

Amortization of goodwill and other intangibles	110	111	110	135	81

Merger costs	124	0	0	305	0

Other operating expenses	2,116	1,926	2,225	2,616	1,914

Total non-interest expense	11,841	11,283	11,797	12,001	10,082

Income before federal income taxes	7,701	5,870	6,391	5,722	5,894

Income tax expense	2,165	1,517	1,708	1,388	1,493

Income before accounting change	5,536	4,353	4,683	4,334	4,401

Cumulative effect of accounting change, net of tax	0	0	0	—	—

Net income	$5,536	$4,353	$4,683	$4,334	$4,401

NET INCOME PER COMMON SHARE:

Basic before accounting change	n/a	n/a	n/a	n/a	n/a

Basic	$0.56	$0.44	$0.47	$0.43	$0.44

Diluted before accounting change	n/a	n/a	n/a	n/a	n/a

Diluted	$0.55	$0.43	$0.47	$0.43	$0.43

Weighted average common shares outstanding:

Basic	9,876,844	9,958,928	9,944,671	9,988,137	10,033,365

Diluted	9,993,241	10,087,003	10,054,758	10,075,690	10,117,705

Note: Fully taxable equivalent adjustment	$511	$510	$548	$563	$575

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Year-to-Date Data
(Dollars in thousands, except per share data)

	Sept. 2002	June 2002	March 2002	Dec. 2001	Sept. 2001

INTEREST INCOME

Loans (including fees):

Taxable	$60,034	$40,436	$20,471	$85,631	$64,867

Exempt from federal income taxes	703	476	243	1,092	835

Securities:

Taxable	17,082	11,119	5,322	21,614	15,898

Exempt from federal income taxes	2,211	1,489	774	3,137	2,348

Federal funds sold and other temp. investments	931	607	213	1,083	815

Total interest income	80,961	54,127	27,023	112,557	84,763

INTEREST EXPENSE

Deposits	22,629	15,103	7,674	42,010	33,128

Federal funds purchased and securities sold under agreements to repurchase	1,799	1,202	566	3,904	3,177

Note Payable	10	0	0	47	47

Other borrowed funds	28	18	16	90	75

Federal Home Loan Bank advances	11,781	7,778	3,877	15,567	11,628

Corporation-obligated manditorily redeemable capital securities of subsidiary trust	2,200	1,466	733	749	21

Total interest expense	38,447	25,567	12,866	62,367	48,076

Net interest income	42,514	28,560	14,157	50,190	36,687

Provision for loan losses	3,809	2,236	933	4,718	3,091

Net interest income after provision for loan losses	38,705	26,324	13,224	45,472	33,596

NON-INTEREST INCOME

Service charges on deposit accounts	4,236	2,731	1,320	5,302	3,878

Trust fees	2,078	1,482	786	2,870	2,266

Gain on sale of loans	5,674	3,253	1,544	5,814	3,283

Trading account (losses) gains	(20)	(20)	(20)	19	19

Security (losses) gains	659	(173)	(173)	642	640

Other operating income	3,551	1,744	1,507	4,881	3,595

Total non-interest income	16,178	9,017	4,964	19,528	13,681

NON-INTEREST EXPENSE

Salaries and employee benefits	19,128	12,634	6,309	21,544	15,603

Net occupancy	3,381	2,262	1,137	4,263	3,179

Equipment	3,156	2,225	1,202	3,891	3,008

Professional services	1,491	928	485	1,776	1,060

Assessment on deposits and other taxes	1,043	659	329	1,542	1,221

Amortization of goodwill and other intangibles	331	221	110	377	242

Merger costs	124	0	0	305	0

Other operating expenses	6,267	4,151	2,225	8,241	5,625

Total non-interest expense	34,921	23,080	11,797	41,939	29,938

Income before federal income taxes	19,962	12,261	6,391	23,061	17,339

Income tax expense	5,390	3,225	1,708	5,880	4,492

Income before accounting change	14,572	9,036	4,683	17,181	12,847

Cumulative effect of accounting change, net of tax	0	0	0	(101)	(101)

Net income	$14,572	$9,036	$4,683	$17,080	$12,746

NET INCOME PER COMMON SHARE:

Basic before accounting change	n/a	n/a	n/a	$1.72	$1.28

Basic	$1.47	$0.91	$0.47	$1.70	$1.27

Diluted before accounting change	n/a	n/a	n/a	$1.71	$1.27

Diluted	$1.45	$0.90	$0.47	$1.69	$1.26

Weighted average common shares outstanding:

Basic	9,929,276	9,948,346	9,944,671	10,013,068	10,021,471

Diluted	10,051,077	10,071,366	10,054,758	10,080,005	10,087,935

Note: Fully taxable equivalent adjustment	$1,569	$1,058	$548	$2,277	$1,714

Second Bancorp Incorporated and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands)

	September 30	June 30	March 31	December 31	September 30

	2002	2002	2002	2001	2001

ASSETS

Cash and due from banks	$40,815	$36,230	$36,397	$40,837	$32,441

Federal funds sold and other temp. investments	15,033	64,194	42,631	24,016	51,233

Securities:

Trading	0	0	0	0	0

Available-for-sale	535,174	448,736	411,897	417,496	407,004

Total securities	535,174	448,736	411,897	417,496	407,004

Loans:

Commercial	520,175	485,652	500,604	508,579	425,149

Consumer	325,088	333,178	317,858	316,097	318,614

Real estate	308,318	273,568	295,852	297,216	317,015

Total loans	1,153,581	1,092,398	1,114,314	1,121,892	1,060,778

Less reserve for loan losses	17,443	16,810	16,884	16,695	15,429

Net loans	1,136,138	1,075,588	1,097,430	1,105,197	1,045,349

Premises and equipment	16,333	16,592	16,737	16,416	16,650

Accrued interest receivable	9,582	8,724	9,596	10,272	10,272

Goodwill and intangible assets	31,185	28,415	28,187	26,578	8,328

Other assets	40,975	41,265	41,973	39,544	37,742

Total assets	$1,825,235	$1,719,744	$1,684,848	$1,680,356	$1,609,019

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:

Demand — non-interest bearing	$153,341	$145,006	$138,107	$144,953	$111,539

Demand — interest bearing	98,359	98,893	99,284	105,221	94,831

Savings	410,322	394,907	335,460	276,628	234,601

Time deposits	519,259	507,645	558,348	596,329	616,320

Total deposits	1,181,281	1,146,451	1,131,199	1,123,131	1,057,291

Federal funds purchased and securities sold under agreements to repurchase	166,532	119,867	108,951	107,279	110,071

Note payable	3,000	0	0	0	0

Other borrowed funds	3,788	4,249	724	5,853	5,745

Accrued expenses and other liabilities	14,583	10,486	12,661	10,200	11,185

Federal Home Loan Bank advances	285,887	271,930	272,005	275,152	267,301

Corporation-obligated manditorily redeemable capital securities of subsidiary trust	30,482	30,468	30,455	30,442	26,660

Total liabilities	1,685,553	1,583,451	1,555,995	1,552,057	1,478,253

Shareholders’ equity:

Common stock, no par value; 30,000,000 shares authorized;	40,994	38,822	37,722	37,453	37,424

Treasury stock	(23,631)	(19,462)	(17,397)	(16,798)	(15,072)

Other comprehensive income	8,894	7,265	1,424	3,434	6,850

Retained earnings	113,425	109,668	107,104	104,210	101,564

Total shareholders’ equity	139,682	136,293	128,853	128,299	130,766

Total liabilities and shareholders’ equity	$1,825,235	$1,719,744	$1,684,848	$1,680,356	$1,609,019

Miscellaneous data:

Common shares issued	11,024,693	10,932,360	10,856,360	10,832,810	10,828,310

Treasury shares	1,147,849	991,589	911,689	883,494	801,512

Bank owned life insurance (in other assets)	$32,677	$32,268	$31,858	$31,449	$31,041

Loans serviced for others	$1,121,372	$1,047,988	$936,559	$812,774	$652,337

Mortgage servicing rights (net of allowance)	$10,516	$10,323	$10,006	$8,313	$6,560

Goodwill	17,344	14,645	14,645	14,645	1,014

Other intangibles	3,325	3,447	3,536	3,620	754

Total goodwill and intangibles assets	$31,185	$28,415	$28,187	$26,578	$8,328

Valuation allowance for mortgage servicing rights included above	$(3,087)	$(2,285)	$(910)	$(810)	$(505)

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Quarter Ended
(Dollars in Thousands)

ASSETS	Sept. 2002	June 2002	March 2002	Dec. 2001	Sept. 2001

Cash and demand balances due from banks	$35,353	$32,510	$35,183	$44,615	$32,340

Federal funds sold and other temp. investments	80,102	94,687	51,953	47,585	37,091

Securities:

Trading	0	0	123	99	52

Available-for-sale	469,203	426,297	419,638	426,649	393,134

Total securities	469,203	426,297	419,761	426,748	393,186

Loans:

Commercial	532,858	495,622	505,782	492,110	427,029

Consumer	294,036	323,626	313,542	316,100	319,838

Real estate	281,239	278,054	290,666	292,363	317,788

Total loans	1,108,133	1,097,302	1,109,990	1,100,573	1,064,655

Reserve for loan losses	16,904	16,830	16,884	16,747	15,464

Net loans	1,091,229	1,080,472	1,093,106	1,083,826	1,049,191

Premises and equipment	16,589	16,849	16,449	16,716	17,061

Goodwill and intangible assets	32,340	28,654	27,169	20,309	7,985

Other	46,112	48,173	47,502	45,349	46,080

Total assets	$1,770,928	$1,727,642	$1,691,123	$1,685,148	$1,582,934

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Demand deposits (non-interest bearing)	$145,177	$145,418	$139,013	$134,160	$111,635

Demand deposits (interest bearing)	105,903	98,924	99,765	99,783	90,783

Savings	405,813	370,748	308,104	259,322	232,661

Time deposits	516,295	537,975	582,947	616,590	626,458

Total deposits	1,173,188	1,153,065	1,129,829	1,109,855	1,061,537

Federal funds purchased and securities sold under agreements to repurchase	135,611	128,361	114,128	130,769	112,029

Note payable	1,190	0	0	0	967

Borrowed funds	1,927	773	3,112	2,928	2,240

Accrued expenses and other liabilities	13,479	10,269	10,157	10,794	10,601

Federal Home Loan Bank advances	278,568	271,968	273,299	269,600	267,744

Corporation-obligated manditorily redeemable capital securities of subsidiary trust	30,471	30,472	30,446	29,940	866

Total liabilities	1,634,434	1,594,908	1,560,971	1,553,886	1,455,984

Shareholders’ equity:

Common stock	39,522	38,421	37,568	37,438	37,331

Treasury shares	(21,641)	(18,291)	(17,281)	(15,924)	(14,814)

Other comprehensive income	7,951	4,503	4,449	7,312	4,548

Retained earnings	110,662	108,101	105,416	102,436	99,885

Total shareholders’ equity	136,494	132,734	130,152	131,262	126,950

Total liabilities and shareholders’ equity	$1,770,928	$1,727,642	$1,691,123	$1,685,148	$1,582,934

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Year-to-date period ended:
(Dollars in Thousands)

ASSETS	Sept. 2002	June 2002	March 2002	Dec. 2001	Sept. 2001

Cash and demand balances due from banks	$34,349	$33,839	$35,183	$35,490	$32,415

Federal funds sold	75,683	73,438	51,953	31,125	25,578

Securities:

Trading	41	61	123	114	119

Available-for-sale	438,561	422,986	419,638	392,729	381,298

Total securities	438,602	423,047	419,761	392,843	381,417

Loans:

Commercial	511,520	500,674	505,782	444,813	428,874

Consumer	310,330	318,612	313,542	316,032	316,009

Real estate	283,285	284,325	290,666	317,351	325,772

Total loans	1,105,135	1,103,611	1,109,990	1,078,196	1,070,655

Reserve for loan losses	16,873	16,857	16,884	15,889	15,600

Net loans	1,088,262	1,086,754	1,093,106	1,062,307	1,055,055

Premises and equipment	16,629	16,650	16,449	17,283	17,474

Goodwill and intangible assets	29,309	27,769	27,169	10,241	6,848

Other	47,356	47,986	47,502	46,679	47,127

Total assets	$1,730,190	$1,709,483	$1,691,123	$1,595,968	$1,565,914

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Demand deposits (non-interest bearing)	$143,225	$142,233	$139,013	$115,857	$109,689

Demand deposits (interest bearing)	101,553	99,342	99,765	90,762	87,722

Savings	361,913	339,599	308,104	242,242	236,486

Time deposits	545,495	560,337	582,947	621,578	623,259

Total deposits	1,152,186	1,141,511	1,129,829	1,070,439	1,057,156

Federal funds purchased and securities sold under agreements to repurchase	126,112	121,284	114,128	116,131	111,198

Note payable	401	0	0	740	989

Borrowed funds	1,933	1,936	3,112	2,240	2,008

Accrued expenses and other liabilities	11,314	10,213	10,157	10,161	9,948

Federal Home Loan Bank advances	274,631	272,630	273,299	263,719	261,737

Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,463	30,459	30,446	7,765	292

Total liabilities	1,597,040	1,578,033	1,560,971	1,471,195	1,443,328

Shareholders’ equity:

Common stock	38,511	37,997	37,568	37,192	37,109

Treasury shares	(19,087)	(17,789)	(17,281)	(14,989)	(14,674)

Net unrealized holding gains	5,647	4,476	4,449	3,947	2,813

Retained earnings	108,079	106,766	105,416	98,623	97,338

Total shareholders’ equity	133,150	131,450	130,152	124,773	122,586

Total liabilities and shareholders’ equity	$1,730,190	$1,709,483	$1,691,123	$1,595,968	$1,565,914

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Second Bancorp Incorporated

Date: October 17, 2002	/s/ David L. Kellerman David L. Kellerman, Treasurer